UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

         Date of Report (Date of earliest event reported): May 14, 2004



                          AMERICAN ECOLOGY CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                       0-11688               95-3889638
-------------------------------  -----------------------  ----------------------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                           Identification Number)

     Lakepointe Centre I,
  300 E. Mallard, Suite 300
        Boise, Idaho                                                83706
                                                                    -----
(Address of principal executive                                   (Zip Code)
          offices)



                                 (208) 331-8400
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS.

Effective May 14, 2004 the U.S. Army Corps of Engineers exercised their option to extend the term of their disposal contract with subsidiary US Ecology Idaho, Inc. through May 13, 2009.

On June 1, 2004, the Company issued a press release entitled "AMERICAN ECOLOGY ANNOUNCES 5 YEAR RENEWAL OF ARMY CORPS OF ENGINEERS DISPOSAL CONTRACT". The press release, dated June 1, 2004, is attached as Exhibit 99 and incorporated by reference herein.


Exhibit 99 Press Release, dated June 1, 2004, entitled "AMERICAN ECOLOGY ANNOUNCES 5 YEAR RENEWAL OF ARMY CORPS OF ENGINEERS DISPOSAL CONTRACT"


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SIGNATURES
----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  AMERICAN ECOLOGY CORPORATION
                                         (Registrant)






Date: June 1, 2004                By: /S/ James R. Baumgardner
                                     ------------------------
                                          James R. Baumgardner
                                          Senior Vice President, Chief Financial
                                          Officer, Secretary and Treasurer


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
                                    EXHIBIT INDEX


Exhibit     Description
-------     -----------

Exhibit 99 Press Release, dated June 1, 2004, entitled "AMERICAN ECOLOGY ANNOUNCES 5 YEAR RENEWAL OF ARMY CORPS OF ENGINEERS DISPOSAL CONTRACT"


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